EXHIBIT 99.2
ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Three Months Ended June 30,
	2007	2006
Revenue —
Gross revenue	$1,894.5	$1,861.0
Less intercompany revenue	(334.3)	(336.1)

Net Revenue	$1,560.2	$1,524.9

Revenue Mix (based on net revenue) —
Collection —
Residential	$305.3	$301.5
Commercial	383.7	365.4
Roll-off	336.2	342.9
Recycling	51.9	49.9

Total Collection	1,077.1	1,059.7
Disposal —
Landfill (net of $194.6 and $196.6 of intercompany)	221.6	223.2
Transfer (net of $102.7 and $105.9 of intercompany)	117.7	111.3

Total Disposal	339.3	334.5
Recycling – Commodity	64.9	54.2
Other	78.9	76.5

Total	$1,560.2	$1,524.9

Internalization Based on Disposal Volumes	74%	72%

Landfill Volumes in Thousands of Tons	19,542	20,701

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	6.0%	5.9%
Volume change	(3.3)%	2.1%

Total	2.7%	8.0%

Year over Year Internal Growth (including commodity)	3.2%	7.3%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Six Months Ended June 30,
	2007	2006
Revenue —
Gross revenue	$3,657.9	$3,592.7
Less intercompany revenue	(641.0)	(645.0)

Net Revenue	$3,016.9	$2,947.7

Revenue Mix (based on net revenue) —
Collection —
Residential	$600.8	$597.0
Commercial	756.1	721.6
Roll-off	645.0	656.9
Recycling	101.4	93.7

Total Collection	2,103.3	2,069.2
Disposal —
Landfill (net of $373.0 and $377.7 of intercompany)	413.5	421.6
Transfer (net of $197.5 and $204.1 of intercompany)	218.3	207.8

Total Disposal	631.8	629.4
Recycling – Commodity	124.6	103.1
Other	157.2	146.0

Total	$3,016.9	$2,947.7

Internalization Based on Disposal Volumes	74%	73%

Landfill Volumes in Thousands of Tons	36,995	39,325

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	6.0%	5.7%
Volume change	(3.1)%	2.1%

Total	2.9%	7.8%

Year over Year Internal Growth (including commodity)	3.3%	7.2%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages)
(unaudited)
The following tables provide the components of our operating costs and as a percentage of revenues:

	Three Months Ended June 30,
	2007		2006
Labor and related benefits	$274.0	17.6%	$281.4	18.5%
Transfer and disposal costs	116.6	7.5	127.8	8.4
Maintenance and repairs	122.8	7.9	124.5	8.2
Transportation and subcontractor costs	132.8	8.5	138.0	9.1
Fuel	77.9	5.0	82.0	5.4
Disposal and franchise fees and taxes	94.6	6.1	92.2	6.0
Landfill operating costs	42.2	2.7	38.4	2.5
Risk management	37.3	2.4	37.0	2.4
Costs of goods sold	18.8	1.2	16.0	1.0
Other	55.1	3.4	42.3	2.7

Total operating expenses	$972.1	62.3%	$979.6	64.2%

	Six Months Ended June 30,
	2007		2006
Labor and related benefits	$543.3	18.0%	$560.6	19.0%
Transfer and disposal costs	221.2	7.3	239.7	8.1
Maintenance and repairs	244.6	8.1	250.3	8.5
Transportation and subcontractor costs	258.7	8.6	257.3	8.7
Fuel	145.2	4.8	146.4	5.0
Disposal and franchise fees and taxes	180.6	6.0	181.7	6.2
Landfill operating costs	82.6	2.7	76.4	2.6
Risk management	81.2	2.7	78.4	2.7
Costs of goods sold	34.9	1.2	25.5	0.9
Other	110.8	3.7	94.6	3.1

Total operating expenses	$1,903.1	63.1%	$1,910.9	64.8%

The following tables provide the components of our selling, general and administrative costs and as a percentage of revenues:

	Three Months Ended June 30,
	2007		2006
Salaries	$99.6	6.4%	$89.2	5.8%
Rent and office costs	9.7	0.6	10.7	0.7
Professional fees	20.1	1.3	15.0	1.0
Provision for doubtful accounts	5.2	0.3	2.8	0.2
Other	29.9	1.9	29.9	2.0

Total selling, general and administrative expenses	$164.5	10.5%	$147.6	9.7%

	Six Months Ended June 30,
	2007		2006
Salaries	$196.1	6.5%	$175.4	5.9%
Rent and office costs	20.4	0.7	21.2	0.7
Professional fees	36.5	1.2	29.6	1.0
Provision for doubtful accounts	10.9	0.4	7.5	0.3
Other	62.6	2.0	58.4	2.0

Total selling, general and administrative expenses	$326.5	10.8%	$292.1	9.9%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
BALANCE SHEET
(amounts in millions, except per share data)
(unaudited)

	June 30,	December 31,
	2007	2006
ASSETS
Current assets —
Cash and cash equivalents	$107.6	$94.1
Accounts receivable, net of allowance of $20.4 and $18.6	724.9	692.8
Prepaid and other current assets	82.1	88.3
Deferred income taxes	45.8	172.5

Total current assets	960.4	1,047.7
Property and equipment, net	4,510.0	4,341.8
Goodwill	8,091.3	8,126.0
Other assets, net	301.9	295.5

Total assets	$13,863.6	$13,811.0

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities —
Current portion of long-term debt	$459.4	$236.6
Accounts payable	489.3	498.5
Current portion of accrued capping, closure, post-closure and environmental costs	93.3	95.8
Accrued interest	116.5	106.9
Other accrued liabilities	476.4	363.9
Unearned revenue	242.0	231.0

Total current liabilities	1,876.9	1,532.7
Long-term debt, less current portion	6,401.9	6,674.0
Deferred income taxes	276.4	357.3
Accrued capping, closure, post-closure and environmental costs, less current portion	798.5	769.5
Other long-term obligations	777.5	878.6
Stockholders’ equity —
Series D senior mandatory convertible preferred stock, $0.10 par value, 2.8 million shares authorized, 2.4 million shares issued and outstanding, liquidation preference of $250.00 per share, net of $19.2 million of issuance costs	580.8	580.8
Common stock	3.7	3.7
Additional paid-in capital	2,823.1	2,802.0
Accumulated other comprehensive loss	(57.4)	(57.4)
Retained earnings	382.2	269.8

Total stockholders’ equity	3,732.4	3,598.9

Total liabilities and stockholders’ equity	$13,863.6	$13,811.0

Days sales outstanding	41 days	43 days

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF CASH FLOWS
(amounts in millions)
(unaudited)

	For the Three	For the Three
	Months Ended	Months Ended
	June 30, 2007	June 30, 2006
Operating activities —
Net income	$91.2	$37.6
Discontinued operations, net of tax	0.5	(1.1)
Adjustments to reconcile net income to cash provided by operating activities from continuing operations —
Provisions for:
Depreciation and amortization	143.1	146.7
Stock-based compensation expense	7.2	3.9
Doubtful accounts	5.2	2.8
Accretion of debt and amortization of debt issuance costs	5.0	5.4
Deferred income tax expense	50.9	33.5
Gain on sale of fixed assets	(3.1)	(1.7)
Loss from divestitures and asset impairments	2.4	—
Write-off of deferred debt issuance costs	0.8	3.6
Other non-cash items	(0.4)	(11.1)
Change in operating assets and liabilities, excluding the effects of acquisitions —
Accounts receivable, prepaid expenses, inventories and other assets	(27.9)	(58.7)
Accounts payable, accrued liabilities, unearned income and other	71.1	32.3
Capping, closure and post-closure accretion	14.1	12.4
Capping, closure, post-closure and environmental expenditures	(10.1)	(13.5)

Cash provided by operating activities from continuing operations	350.0	192.1

Investing activities —
Cost of acquisitions, net of cash acquired	(19.1)	—
Proceeds from divestitures, net of cash divested	0.3	1.3
Proceeds from sale of fixed assets	4.4	3.4
Capital expenditures, excluding acquisitions	(144.0)	(175.0)
Capitalized interest	(4.8)	(4.1)
Change in deferred acquisition costs, notes receivable and other	0.3	0.6

Cash used for investing activities from continuing operations	(162.9)	(173.8)

Financing activities —
Proceeds from long-term debt, net of issuance costs	314.8	874.2
Payments of long-term debt	(462.2)	(892.0)
Payments of preferred stock dividends	(9.3)	(14.7)
Net change in disbursement account	25.5	6.8
Net proceeds from sale of common stock, exercise of stock options and other	7.1	7.8

Cash used for financing activities from continuing operations	(124.1)	(17.9)

Cash provided by (used for) discontinued operations	(5.2)	3.5

Increase in cash and cash equivalents	57.8	3.9
Cash and cash equivalents, beginning of period	49.8	43.7

Cash and cash equivalents, end of period	$107.6	$47.6

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF CASH FLOWS
(amounts in millions)
(unaudited)

	For the Six	For the Six
	Months Ended	Months Ended
	June 30, 2007	June 30, 2006
Operating activities —
Net income	$131.1	$78.8
Discontinued operations, net of tax	(5.0)	(2.4)
Adjustments to reconcile net income to cash provided by operating activities from continuing operations —
Provisions for:
Depreciation and amortization	272.8	287.5
Stock-based compensation expense	10.3	7.3
Doubtful accounts	10.9	7.5
Accretion of debt and amortization of debt issuance costs	10.4	10.9
Deferred income tax expense	71.4	62.4
Gain on sale of fixed assets	(5.1)	(2.6)
Loss from divestitures and asset impairments	1.5	—
Write-off of deferred debt issuance costs	5.4	3.6
Other non-cash items	(2.2)	(13.5)
Change in operating assets and liabilities, excluding the effects of acquisitions —
Accounts receivable, prepaid expenses, inventories and other assets	(34.8)	(54.7)
Accounts payable, accrued liabilities, unearned income and other	(11.4)	(26.5)
Capping, closure and post-closure accretion	28.1	25.2
Capping, closure, post-closure and environmental expenditures	(19.9)	(23.8)

Cash provided by operating activities from continuing operations	463.5	359.7

Investing activities —
Cost of acquisitions, net of cash acquired	(72.8)	(10.6)
Proceeds from divestitures, net of cash divested	70.8	13.4
Proceeds from sale of fixed assets	8.2	7.3
Capital expenditures, excluding acquisitions	(367.8)	(370.7)
Capitalized interest	(9.3)	(8.2)
Change in deferred acquisition costs, notes receivable and other	(0.2)	1.5

Cash used for investing activities from continuing operations	(371.1)	(367.3)

Financing activities —
Proceeds from long-term debt, net of issuance costs	1,255.9	1,223.1
Payments of long-term debt	(1,329.0)	(1,147.0)
Payments of preferred stock dividends	(18.7)	(29.4)
Net change in disbursement account	(0.7)	(63.3)
Net proceeds from sale of common stock, exercise of stock options and other	15.7	8.7

Cash used for financing activities from continuing operations	(76.8)	(7.9)

Cash provided by (used for) discontinued operations	(2.1)	7.0

Increase (decrease) in cash and cash equivalents	13.5	(8.5)
Cash and cash equivalents, beginning of period	94.1	56.1

Cash and cash equivalents, end of period	$107.6	$47.6

ALLIED WASTE INDUSTRIES INC.
SUMMARY DATA SHEET
FREE CASH FLOWS DATA
(amounts in millions)
(unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2007	2006	2007	2006
Free Cash Flow:
Cash provided by operating activities	$350.0	$192.1	$463.5	$359.7
Add: Premium on debt repurchases	—	37.2	45.4	37.2
Change in disbursement account	25.5	6.8	(0.7)	(63.3)
Proceeds from sale of fixed assets	4.4	3.4	8.2	7.3
Less: Capital expenditures, excluding acquisitions	(144.0)	(175.0)	(367.8)	(370.7)

Free cash flow	235.9	64.5	148.6	(29.8)

Market development and other investing activities, net	(18.5)	1.9	(2.2)	4.3
Cash provided by (used for) discontinued operations	(5.2)	3.5	(2.1)	7.0
Capitalized interest	(4.8)	(4.1)	(9.3)	(8.2)
Debt issuance costs	(1.1)	(11.3)	(20.7)	(11.3)
Payments on preferred stock dividends	(9.3)	(14.7)	(18.7)	(29.4)
Premium on debt repurchases	—	(37.2)	(45.4)	(37.2)
Accretion and other	5.6	6.3	12.6	5.7
Change in cash	(57.8)	(3.9)	(13.5)	8.5

(Increase) decrease in debt	$144.8	$5.0	$49.3	$(90.4)

Debt balance at beginning of period	$7,006.1	$7,187.1	$6,910.6	$7,091.7
(Increase) decrease in debt	144.8	5.0	49.3	(90.4)

Debt balance at end of period	$6,861.3	$7,182.1	$6,861.3	$7,182.1

DILUTED EARNINGS PER SHARE COMPUTATION
(amounts in millions, except per share data)
(unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2007	2006	2007	2006
Diluted earnings per share computation:
Income from continuing operations	$91.7	$36.5	$126.1	$76.4
Add: Interest expense, net of tax, for senior convertible debentures	1.5	—	2.9	—
Less: Dividends on preferred stock	—	(9.4)	(18.7)	(24.1)

Income from continuing operations available to common shareholders	$93.2	$27.1	$110.3	$52.3

Weighted average common shares outstanding	368.7	364.1	368.2	347.2
Dilutive effect of stock, stock options and contingently issuable shares	74.2	3.2	13.3	2.7

Weighted average common and common equivalent shares outstanding	442.9	367.3	381.5	349.9

Diluted earnings per share from continuing operations	$0.21	$0.07	$0.29	$0.15